Execution Version SUBSCRIPTION AGREEMENT THIS SUBSCRIPTION AGREEMENT, dated as of February 21, 2023 (this “Agreement”), by and among Arrival, a joint stock company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg having its registered office at 60A, rue des Bruyères, L-1274 Howald, Grand Duchy of Luxembourg, and registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et de Sociétés de Luxembourg) under number B 248209 (the “Company”), and the purchaser identified on the signature page hereto (the “Subscriber”). Capitalized terms used but not defined herein shall have the meanings given to such terms in that certain Exchange Agreement, dated the date hereof, by and between the Company and the Subscriber, in its capacity as Holder thereunder (the “Exchange Agreement”). RECITALS: WHEREAS, the Company desires to issue 125,000,000 ordinary shares of the Company, accounting par value per share (the “Shares”) to the Subscriber, for an aggregate amount of US$25,000,000 (including share premium); and WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue to the Subscriber, from time to time as provided herein, and the Subscriber shall subscribe up to an additional US$25,000,000 of the Shares (including share premium). NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Subscriber hereby agree as follows: 1 Subscription 1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for 125,000,000 Shares (the “Initial Subscription Shares”) at US$0.20 per share for an aggregate purchase price of US$25,000,000 (such subscription, the “Initial Subscription”). 1.2 At any time (i) after May 15, 2023 and (ii) on or before June 30, 2023 (such period of time, the “Subsequent Subscription Period”), the Company shall have the right, but not the obligation, to issue to the Subscriber, and the Subscriber hereby agrees to subscribe for (subject to and in accordance with the conditions set forth in Section 2.2), certain additional Shares (such shares, the “Subsequent Shares” and together with the Initial Subscription Shares, the “Purchased Shares”) in an aggregate principal amount of up to US$25,000,000 (including share premium), which right shall be exercisable by the Company upon the delivery of a written notice by the Company to the Subscriber of the Company’s intent to exercise such right (each such notice, a “Subsequent Subscription Notice”); provided, however, that: (a) any such issuance of Subsequent Shares by the Company during the Subsequent Subscription Period (each such sale, a “Subsequent Subscription” and collectively, the “Subsequent Subscriptions” together with the Initial Subscription, the “Subscriptions”) shall be limited to a subscription price of not more than US$5,000,000 per Subsequent Subscription;

Error! Unknown document property name./Error! Unknown document property name./Error! Unknown document property name. 2 (b) the price per share of any Subsequent Shares sold in connection with a Subsequent Subscription shall be the lesser of (i) US$0.20 per Share and (ii) 70% of the closing price per Share on the Trading Market on the Business Day preceding the Subsequent Subscription Date; (c) there shall be no (i) mandatory minimum usage of the Company’s right to make Subsequent Subscriptions and (ii) non-usage fees for the Company not utilizing its right to make Subsequent Subscriptions up to the maximum aggregate principal amount of US$25,000,000 that is allowable in accordance with the terms of this Section 1.2; (d) the Company shall deliver each Subsequent Subscription Notice to the Subscriber in accordance with the notice requirements set forth in Section 6.1, which Subsequent Subscription Notice shall identify (i) the number of Subsequent Shares to be issued in connection with the Subsequent Subscription; (ii) the price per share of the Subsequent Shares; and (iii) the Settlement Date (as defined below), and such Subsequent Subscription Notice shall be deemed delivered on (x) the day it is received by the Subscriber if such Subsequent Subscription Notice is received by email at or before 5:00 p.m. (New York City time) (or later if waived by the Subscriber in its sole discretion) or (y) the immediately succeeding day if it is received by email after 5:00 p.m. (New York City time) (such date of delivery, a “Subsequent Subscription Date”);and (e) a Subsequent Subscription Notice may not be given hereunder prior to the date that is three (3) Business Days after the prior Settlement Date. 1.3 The Purchased Shares being purchased by the Subscriber hereunder have been registered on a shelf registration statement on Form F-3 (File No. 333-266472) (the “Registration Statement”). The Registration Statement has been declared effective by the Securities and Exchange Commission (the “SEC”) and is effective. 1.4 On the date hereof, the Company shall file a final prospectus supplement to the Registration Statement relating to the Subscriptions (the “Prospectus Supplement”) and shall deliver such prospectus supplement to the Subscriber as required by law. 1.5 Subject to the satisfaction of the relevant conditions set forth in Section 2, the closing of the Initial Subscription shall take place on the date hereof and (ii) each Subsequent Subscription shall take place three (3) Business Days after the Subsequent Subscription Date (each such date, a “Settlement Date”). Unless otherwise directed by the Subscriber, settlement of the Purchased Shares shall occur “Delivery Versus Payment,” i.e., on the relevant Settlement Date, the Company shall cause, or direct such other relevant entity to cause, the Purchased Shares to be credited to the DTC accounts identified opposite the Subscriber’s name in Schedule 1 hereto. 1.6 The Company shall pay all transfer taxes, if any, related to the issuance and sale of the Purchased Shares and the other transactions contemplated hereby. 1.7 The number of Shares that the Subscriber subscribes for in accordance with the terms of this Agreement (including, for the avoidance of doubt, all Subsequent Shares that the Subscriber is obligated to subscribe for in future in accordance with Section 1.2) and the per share price of such Shares and any other number herein related to the Shares, including the number of Lock- Up Shares (as defined below) and the Call Price (as defined below), shall be equitably adjusted

Error! Unknown document property name./Error! Unknown document property name./Error! Unknown document property name. 3 to reflect appropriately the effect of any share split, reverse share split, share dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the Shares occurring on or after the date hereof. 2 Conditions 2.1 The Shares to be issued in connection with the Initial Subscription shall be issued on the relevant Settlement Date to the Subscriber subject to the following conditions having been satisfied as of such Settlement Date: (a) The representations and warranties of the Company as set forth in Section 3 of this Agreement shall be true and correct in all respects. (b) The Subscriber has completed, executed and delivered to the Company a copy of this Subscription Agreement. (c) The Subscriber has paid, and the Company has received, the applicable purchase price for the Initial Subscription Shares being sold on such Settlement Date in US dollars by wire transfer in accordance with the instructions to be provided by the Company to the Subscriber. (d) The SEC has not issued any order or, to the Company’s knowledge, threatened to issue any order, preventing or suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Prospectus Supplement, and has not instituted or, to the Company’s knowledge, threatened to institute any proceedings with respect to such an order. (e) The Shares shall continue to be listed on the Nasdaq Global Select Market (the “Trading Market”) and there shall have been no suspensions in the trading of the Shares. (f) The Initial Subscription Shares to be issued in connection with the Initial Subscription shall have been approved for listing on the Trading Market and the Company has submitted to the Trading Market a Listing of Additional Shares notice. (g) No injunction, restraining order, action or order of any nature by a governmental or regulatory authority shall have been issued, taken or made and no action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority of competent jurisdiction that would prevent or materially interfere with the consummation of the transaction contemplated by this Agreement or the Exchange Agreement. (h) Both parties shall have entered into the Exchange Agreement. 2.2 The Subsequent Shares to be issued in connection with each Subsequent Subscription shall be issued on the relevant Settlement Date to the Subscriber subject to the following conditions having been satisfied as of the relevant Settlement Date: (a) The representations and warranties of the Company as set forth in Section 3 of this Agreement shall be true and correct in all respects as of the date that the Company delivers the relevant Subsequent Subscription Notice and the relevant Settlement Date, except for such representations and warranties that are made as of another date, which

Error! Unknown document property name./Error! Unknown document property name./Error! Unknown document property name. 4 such representations and warranties shall be true and correct in all respects as of such other date. (b) The Subscriber has paid, and the Company has received, the applicable purchase price for the Subsequent Shares being subscribed for and issued on such Settlement Date in US dollars by wire transfer in accordance with the instructions to be provided by the Company to the Subscriber. (c) The SEC has not issued any order or, to the Company’s knowledge, threatened to issue any order, preventing or suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Prospectus Supplement, and has not instituted or, to the Company’s knowledge, threatened to institute any proceedings with respect to such an order. (d) The Shares shall continue to be listed on the Trading Market and there shall have been no suspensions in the trading of the Shares. (e) The Subsequent Shares shall have been approved for listing on the Trading Market and the Company shall have submitted to the Trading Market a Listing of Additional Shares notice. (f) No injunction, restraining order, action or order of any nature by a governmental or regulatory authority shall have been issued, taken or made and no action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority of competent jurisdiction that would prevent or materially interfere with the consummation of the transactions contemplated by this Agreement or the Exchange Agreement. (g) If required for the purchase by Subscriber of such Subsequent Shares, any waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, shall have expired or terminated. (h) The Resale Registration Statement or the Resale Shelf shall have been declared effective by the SEC and no stop order related thereto has been issued or threatened to be issued. 3 Representations and Warranties of the Company The Company represents and warrants to, and agrees with, the Subscriber, as of the date hereof and as of the relevant Settlement Date for the Initial Subscription and each Subsequent Subscription, as applicable, as follows: 3.1 Existence and Power. The Company is (i) duly organized and is validly existing and in good standing (to the extent that the concept of good standing is applicable under the laws of the Grand Duchy of Luxembourg), with power and authority (corporate and other) to own its properties and conduct its business as currently conducted, and (ii) duly qualified as a foreign corporation for the transaction of business and is in good standing (to the extent that the concept of good standing is applicable under the laws of the Grand Duchy of Luxembourg) under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to

Error! Unknown document property name./Error! Unknown document property name./Error! Unknown document property name. 5 require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing (to the extent that the concept of good standing is applicable under the laws of the Grand Duchy of Luxembourg) would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. 3.2 Authorization and Enforceability. The execution, delivery and performance of this Agreement and each other document, instrument or agreement executed and delivered by the Company in connection with the transaction contemplated hereby has been duly authorized by all necessary action on the part of the Company, and this Agreement and each other document, instrument or agreement executed and delivered by the Company in connection with the transaction contemplated hereby, when duly executed and delivered by the parties hereto and thereto, will constitute legal, valid and binding instruments, enforceable against the Company in accordance with their terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity). 3.3 Valid Issuance of Shares. The Board of Directors of the Company (the “Board”) has approved the issue of the Purchased Shares within the authorized capital of the Company, agreed to waive the pre-emption rights of the existing shareholders and accept payment for the Purchased Shares and, when issued and delivered against payment therefor in accordance with the terms hereof, the Purchased Shares will be duly and validly issued, fully paid and non-assessable; and the issuance of the Purchased Shares is not, and will not be, subject to any preemptive or similar rights that have not been validly waived. 3.4 Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of 2,700,000,000 Ordinary Shares. As of February 17, 2023, there were 639,048,916 Ordinary Shares outstanding and 78,848,125 Ordinary Shares were otherwise reserved for issuance. 3.5 Non-Contravention; No Consents. The issue and sale of the Purchased Shares by the Company, the execution, delivery and performance of this Agreement by the Company and the consummation of the transaction contemplated in this Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) the certificate of incorporation or by-laws (or other applicable organizational document) of the Company or any of its subsidiaries, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their property, except, in the case of clauses (i) and (iii) for such defaults, breaches, or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, or on the power and ability of the Company to perform its obligations under this Agreement. No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transaction contemplated by this Agreement, except such as have been obtained under the Securities Act (if any) and such consents, approvals, authorizations, orders, registrations or qualifications as may be validly obtained or waived.

Error! Unknown document property name./Error! Unknown document property name./Error! Unknown document property name. 6 3.6 SEC Reports. The Form 20-F and the Company’s Form 6-Ks filed or furnished since January 1, 2022, when they were filed with or furnished to the SEC (the “SEC Reports”), conformed in all material respects to the requirements of the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the “Exchange Act”), and none of such documents contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and no such or any other documents were filed with or furnished to the SEC, as the case may be, since the SEC’s close of business on the Business Day immediately prior to the date of this Agreement. 3.7 Shelf Registration. The Company meets the requirements for use of Form F-3 under the Securities Act and has prepared and filed with the SEC a shelf registration statement (File No. 333-266472) on Form F-3, including a prospectus relating to the securities, including the Purchased Shares, to be issued from time to time by the Company. The Registration Statement complied when filed, and will comply as of each Settlement Date, in all material respects with the requirements of the Securities Act and the rules and regulations under the Securities Act; the Prospectus Supplement complied as of its filing date, and will comply as of each Settlement Date, in all material respects with the rules and regulations under the Securities Act. The Company has paid the fees required by the SEC relating to the Purchased Shares within the time required by Rule 456(b) and otherwise in accordance with Rules 456(b) and 457(o). The Registration Statement does not and did not when filed, and will not as of each Settlement Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading; and as of its date and at any Settlement Date, the Prospectus Supplement (as amended and supplemented at such Settlement Date) did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. 3.8 No Restrictions on Sale. Assuming the accuracy of the Subscriber’s representations and warranties hereunder, the Purchased Shares will, as of the applicable Settlement Date, be free of any restrictive legend or other restrictions on resale by the Company and will be issued in book-entry form, represented by permanent global certificates deposited with, or on behalf of, DTC and represented by the unrestricted CUSIP assigned to the Shares. 4 Representations and Warranties of the Subscriber The Subscriber represents and warrants to, and agrees with, the Company, as of the date hereof and as of the relevant Settlement Date for the Initial Subscription and each Subsequent Subscription, as applicable, as follows: 4.1 Existence and Power. The Subscriber is duly organized and validly existing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement. 4.2 Authorization. The execution, delivery and performance of this Agreement and each other document, instrument or agreement executed and delivered by the Subscriber in connection with the transaction contemplated hereby has been duly authorized by all necessary action on the part of the Subscriber, and this Agreement and each other document, instrument or

Error! Unknown document property name./Error! Unknown document property name./Error! Unknown document property name. 7 agreement executed and delivered by the Subscriber in connection with the transaction contemplated hereby, when duly executed and delivered by the parties hereto and thereto, is a valid and binding obligation of the Subscriber, enforceable against it in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity). 4.3 Governmental Authorization. As of the date hereof, no permit, authorization, consent or approval of or by, or any notification of or filing with, any Person (governmental or private) is required to be obtained or made by the Subscriber in connection with the execution, delivery and performance by it of this Agreement, the consummation by it of the transaction contemplated hereby or thereby, or the issuance or delivery to it by the Company of the Purchased Shares, other than a filing on a Schedule 13G or 13D (or 13G/A or 13D/A), if applicable. 4.4 Non-Contravention; No Consents. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Subscriber is a party or by which the Subscriber is bound or to which any of the property or assets of the Subscriber is subject, (ii) the certificate of incorporation or by-laws (or other applicable organizational document) of the Subscriber, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Subscriber or any of its property, except, in the case of clauses (i) and (iii) for such defaults, breaches, or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Subscriber or on the power and ability of the Subscriber to perform its obligations under this Agreement. 4.5 Reliance. The Subscriber acknowledges that the Company will rely upon the truth and accuracy of the foregoing representations and warranties. 5 Covenants and Other Agreements 5.1 Lock-up. Except as otherwise contemplated herein, the Subscriber hereby covenants and agrees that it shall not, for a period of 12 months from the Closing Date (as defined in the Exchange Agreement) (the “Lock-Up Period”), directly or indirectly, sell, transfer, assign, hypothecate, tender or otherwise dispose or limit its right to vote in any manner any of the Subsequent Shares or Exchange Shares (as defined in the Exchange Agreement), or agree to do any of the foregoing (each, a “Transfer”); provided, however, that the restrictions on any Transfer described in this Section 5.1 shall be limited and applicable only to an aggregate of 100,000,000 of the ordinary shares (i) subscribed to hereunder by the Subscriber or (ii) acquired by the Subscriber, in its capacity as Holder, in accordance with the terms of the Exchange Agreement (such shares, the “Lock-Up Shares”). For the avoidance of doubt, the obligations of Subscriber set forth in this Section 5.1 constitute the same, and are not in addition to, the obligations of the Holder (as defined in the Exchange Agreement) set forth in Section 6.4 of the Exchange Agreement. 5.2 Voting Rights. Effective upon the Settlement Date with respect to the Initial Subscription and continuing throughout the Lock-Up Period, the Subscriber shall, automatically and irrevocably,

Error! Unknown document property name./Error! Unknown document property name./Error! Unknown document property name. 8 without any further action by any party, waive all voting rights in respect of all Purchased Shares subscribed to hereunder (such Shares, the “Non-voting Shares”), provided, however, that the Holder undertakes as of the relevant Settlement Date for the Initial Subscription and each Subsequent Subscription, as applicable, to execute a waiver notice addressed the Company pursuant to which the Holder confirms waiving all its voting rights and undertaking to either attend or be represented at any shareholders’ meetings, without, for the avoidance of doubt, having the right to vote its Non-voting Shares. During the Lock-Up Period (i) the Subscriber shall not vote, and shall not be entitled to vote, any of the Non-voting Shares at any meeting of shareholders, or in connection with any written consent of shareholders, with respect to any matter, and (ii) the Non-voting Shares shall not be entitled to vote or otherwise accounted for in connection with any meeting or vote that occurs thereafter (including for purposes of determining the minimum vote required to approve any matter) regardless of whether the record date in respect of such meeting or written consent preceded the date of this Agreement. 5.3 Resale Shelf Registration Rights. The Company shall prepare and file or cause to be prepared and filed with the SEC, no later than 5:00 p.m. New York time on February 24, 2023 (the “Filing Deadline”), an amendment or prospectus supplement to the Registration Statement on Form F- 3 (Reg. No. 254885) (or such other resale registration statement filed in place thereof in the event the Company ceases to be eligible to use Form F-3) (the “Resale Registration Statement”) or a new resale shelf registration statement (the “Resale Shelf”), in order to permit the Subscriber to sell the Purchased Shares and the Exchange Shares (together, the “Registrable Securities”) pursuant to Rule 415 under the U.S. Securities Act of 1933, as amended (or any successor or similar provision adopted by the SEC then in effect) and the rules and regulations promulgated thereunder (the “Securities Act”) pursuant to the Resale Registration Statement or Resale Shelf (subject to the lock-up restrictions provided in this Agreement), which Resale Registration Statement or Resale Shelf shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, the Subscriber. The Resale Registration Statement or Resale Shelf shall contain a prospectus naming the Subscriber as the selling securityholder. The Company shall use its reasonable best efforts to respond to comments received from the SEC to the Resale Registration Statement or Resale Shelf, and amend or supplement such filing, if required, as promptly as practicable and thereafter to use its reasonable best efforts to cause such initially filed Resale Registration Statement or Resale Shelf to be declared effective as promptly as practicable by the SEC. The Company shall use its reasonable best efforts to keep the Resale Registration Statement or Resale Shelf, as applicable, effective until the earliest of (i) the date that the Registrable Securities (as applicable) are sold or otherwise transferred by the Subscriber, or (ii) the date when all of the Registrable Securities, as applicable, could be sold pursuant to Rule 144 under the Securities Act by the Subscriber without restriction. All expenses related to the preparation and the filing with the SEC of the Resale Registration Statement or Resale Shelf and maintaining the effectiveness of the Resale Registration Statement or Resale Shelf under the Securities Act shall be borne by the Company. The Subscriber shall furnish to the Company such information regarding itself and its partners and members and its controlling persons, and the manner of distribution proposed by the Subscriber as the Company may reasonably request in connection with the Resale Registration Statement or Resale Shelf and the information required to be included therein by the Securities Act and the rules promulgated thereunder. The Company shall provide the Subscriber with a

Error! Unknown document property name./Error! Unknown document property name./Error! Unknown document property name. 9 reasonable opportunity to review any disclosures relating to the Subscriber and the “Plan of Distribution” included in the Resale Registration Statement or Resale Shelf and will consider in good faith any comments offered by the Subscriber to such disclosures. The Company shall give prompt notice to the Subscriber of the issuance of any stop-order by the SEC or the occurrence of any event or the existence of any facts or circumstance that requires the Company to amend or supplement the Resale Registration Statement or Resale Shelf and the prospectus contained therein in order to keep the Resale Registration Statement or Resale Shelf effective and such prospectus from containing any untrue statement of material fact or from omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of all circumstances then existing, and the Subscriber agrees that upon receipt of any such notice from the Company, it shall forthwith discontinue using such prospectus until it receives copies of a supplemented or amended prospectus or until it is advised in writing by the Company that the use of such prospectus may be resumed. The Company may delay the filing of any such amendment or supplement for up to thirty (30) days upon notice to the Subscriber in the event that the Company determines in good faith that such amendment or supplement would require the Company to make a disclosure that would be materially detrimental to the Company; provided, that such right to delay a filing shall be exercised by the Company for a period no longer than sixty (60) days in any 12-month period; provided further that in the event of such a delay, the Company shall not provide any material, non-public information concerning such event to the Subscriber. The Company will promptly (and in any event, within three (3) Business Days) following each Settlement Date with respect to Subsequent Shares, amend or supplement the Resale Registration Statement or Resale Shelf, as applicable, to add such Subsequent Shares to the Resale Registration Statement or Resale Shelf, as applicable, to the extent such Subsequent Shares are not already registered for resale. The Company agrees to indemnify and hold the Subscriber and each person, if any, who controls the Subscriber within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Subscriber Indemnified Persons”), harmless against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) incurred by the Subscriber Indemnified Persons directly that are caused by any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or Resale Shelf (including the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Subscriber expressly for use therein. 5.4 Call Rights. At any time and from time to time, during the Lock-Up Period, the Company shall have the right, but not the obligation, to purchase from the Subscriber or its designee holding the Lock-Up Shares, and the Subscriber shall have the obligation, upon the exercise of such right, to procure the sale to the Company of all or any portion of the Lock-Up Shares for a purchase price per Lock-Up Share of US$0.40 per share (the “Call Price”). For the avoidance of doubt, the Subscriber agrees to tender all or any portion of the Lock-Up Shares in the event

Error! Unknown document property name./Error! Unknown document property name./Error! Unknown document property name. 10 that (i) the Company conducts a tender offer for its ordinary shares at a price equal to or higher than the Call Price or (ii) the Board recommends to the Company’s shareholders to accept a third-party tender offer for its ordinary shares at a price equal to or higher than the Call Price. 6 Miscellaneous 6.1 Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or by email or the next Business Day following the date of mailing, if sent by a U.S. nationally recognized overnight courier service, to the parties to this Agreement at the following address or to such other address either party to this Agreement shall specify by notice to the other party: (i) If to the Company: Arrival 60a, rue des Bruyères L-1274 Howald Grand Duchy of Luxembourg Attention: General Counsel Email: chin@arrival.com With a copy to (which shall not constitute notice): Linklaters LLP 1 Silk Street London EC2Y 8HQ United Kingdom Attention: Michael Z. Bienenfeld Email: mike.bienenfeld@linklaters.com (ii) If to the Subscriber, at its address as set forth on the signature page to this Agreement or such other address as may have been previously furnished to the Company in writing with a copy (which shall not constitute notice) to its counsel as set forth below the address of the Subscriber on the signature page. 6.2 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and shall execute and deliver all other agreements, certificates, instruments and documents as the other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transaction contemplated hereby. 6.3 Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is duly executed and delivered by the Company and the Subscriber. (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude

Error! Unknown document property name./Error! Unknown document property name./Error! Unknown document property name. 11 any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. 6.4 Fees and Expenses. Except as set forth in the following sentence, each party hereto shall pay all of its own fees and expenses (including attorneys’ fees) incurred in connection with this Agreement, the Exchange Agreement and the transactions contemplated hereby and thereby, respectively. With respect to the fees and expenses (including attorneys’ fees) incurred by the Subscriber in connection with this Agreement, the Exchange Agreement and the transactions contemplated hereby and thereby, the Company shall reimburse the Subscriber for its reasonable and documented expenses, including the reasonable fees of attorneys, in an amount not to exceed US$150,000. 6.5 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the non-assigning party hereto, except that the Subscriber (and its successors and permitted assigns) shall be permitted to assign, delegate or otherwise transfer any of its rights or obligations under this Agreement to any of its Affiliates, without the prior written consent of the Company or of any other party. 6.6 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. 6.7 Jurisdiction; Waiver of Jury Trial. (a) The parties hereto agree that any suit, action or proceeding seeking to enforce any provisions of, or based on any matter arising out of or in connection with, this Agreement and the transaction contemplated hereby may only be brought in the United States District Court for the Southern District of New York or any New York State court sitting in the Borough of Manhattan in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the corresponding appellate courts) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the venue of any such suit, action or proceeding in any of those courts or that any such suit, action or proceeding which is brought in any of those courts has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. (b) THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. 6.8 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties hereto with respect to the subject matter of this Agreement. 6.9 Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

Error! Unknown document property name./Error! Unknown document property name./Error! Unknown document property name. 12 6.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law. 6.11 Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. No provision of this Agreement shall confer upon any Person other than the parties hereto any rights or remedies hereunder. 6.12 Termination. This Agreement shall terminate upon the mutual agreement of the parties. [Remainder of this page is intentionally left blank]

[Signature Page to Subscription Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above. ARRIVAL By: /s/ John Wozniak Name: John Wozniak Title: Authorized Signatory

[Signature Page to Subscription Agreement] SUBSCRIBER: ANTARA CAPITAL MASTER FUND LP By: Antara Capital LP, its Investment Manger By: /s/ Himanshu Gulati Name: Himanshu Gulati Title: Chief Investment Officer For Issuance of the Purchased Shares: Registered Name: Antara Capital Master Fund LP Registered Address: Maples Corporate Services Limited Ugland House, PO Box 309 Grand Cayman KY1-1104 Cayman Islands Federal Tax ID: 98-1426769 Notice Address: 55 Hudson Yards 47th Floor, Suite C New York, NY 10001 Email: rposner@antaracapital.com Attention: Raph Posner Counsel Address: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Email: tmark@willkie.com, jkubek@willkie.com Attention: Thomas Mark, Jonathan Kubek

Error! Unknown document property name./Error! Unknown document property name./Error! Unknown document property name. [Schedule 1] Schedule 1 Subscriber DTC Account Antara Capital Master Fund LP DTC #: [reserved] Account #: [reserved] Account Name: [reserved]